UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2007 (July 21, 2007)
ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On July 23, 2007, American Color Graphics, Inc. (“American Color”) announced that ACG Holdings, Inc., its parent (“ACG Holdings”), entered into a letter of intent with Vertis, Inc. (“Vertis”), for the merger of ACG Holdings with Vertis or an affiliate of Vertis. As a result of the merger, the holders of ACG Holdings’ equity will receive 10% of the common equity and notes representing 8% of the mezzanine subordinated notes of Vertis Holdings, Inc., the parent of Vertis. Upon the closing of the merger, American Color will become a wholly-owned subsidiary of Vertis. A copy of the press release announcing the letter of intent is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The closing of the transaction is subject to the execution of a mutually acceptable definitive merger agreement, the satisfaction of customary closing conditions and the receipt of necessary approvals. The merger will be subject to the amendment, refinancing, or repayment in full of the parties’ senior secured credit facilities and the successful exchange of the parties’ outstanding notes (or another mutually satisfactory arrangement). Vertis and ACG Holdings expect to sign a definitive merger agreement by August 13, 2007. However, there can be no assurance that a definitive merger agreement can or will be signed or that a transaction can or will be completed.
The foregoing summary is qualified in its entirety by the complete text of the letter of intent, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
In the press release described in Item 8.01, ACG announced certain financial information for the twelve months ended March 31, 2007. ACG does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated July 23, 2007.
99.2	Letter of Intent dated July 21, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
By:	/s/ Patrick W. Kellick
Patrick W. Kellick
SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

Dated: July 24, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 23, 2007.

99.2	Letter of Intent dated July 21, 2007.

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